UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2024 (December 6, 2024)

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road, Somerset, New Jersey 08873

(Address of Registrant’s Principal Executive Offices) (Zip Code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Press Release

On December 6, 2024, Catalent, Inc. (“Catalent”) and Novo Holdings A/S (“Novo Holdings”) issued a joint press release announcing that the European Commission (EC) has granted unconditional approval for the pending transaction under which Novo Holdings will acquire Catalent. The transaction is expected to close towards the end of calendar year 2024, subject to the satisfaction of other customary closing conditions, including receipt of all requisite regulatory clearances.

A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

This Form 8-K, and any related oral statements, may include both historical and forward-looking statements and guidance. All statements other than statements of historical fact, are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “predict,” “hope,” “foresee,” “likely,” “may,” “could,” “target,” “will,” “would,” or other words or phrases with similar meanings. Similarly, statements that describe Catalent’s objectives, plans, or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent’s expectations, projections, and guidance. Some of the factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, the pending merger of Catalent with an affiliate of Novo Holdings (the “Merger”), the completion of the Merger on anticipated terms and timing, including obtaining antitrust and other regulatory approvals and clearances, the satisfaction of other conditions to the completion of the Merger, potential litigation relating to the Merger that could be instituted by or against Catalent, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto, the risk that disruptions from the Merger will harm Catalent’s relationships, and certain restrictions during the pendency of the Merger that may impact Catalent’s ability to pursue attractive business opportunities or strategic transactions.

These forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Joint Press Release, dated December 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALENT, INC.

Date: December 6, 2024	By:	/s/ JOSEPH FERRARO
	Name:	Joseph A. Ferraro
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer & Secretary